

Welcome to
Lidar 2.0

MicroVision®

Safe Harbor Statements

This presentation of MicroVision, Inc. ("MicroVision," "the Company," "we," or "our"), and any accompanying oral presentation, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, among others: statements relating to expectations regarding our future growth, profitability, market position and addressable market size; projections, estimates and targets; our financial condition and liquidity; our business strategies; our product plans and partnerships; and future product performance. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect our expectations, assumptions and estimates as of the date of this presentation, and actual results may differ materially from the results predicted. The preparation of forward-looking financial guidance requires us to make estimates and assumptions; actual results may differ materially from these estimates under different assumptions or conditions. Factors that could cause actual results for MicroVision to differ from the results predicted include: our history of operating losses; the need for additional capital; potential dependence on third party partners, including licensing partners and contract manufacturers; risks related to our technology and commercialization; quarterly financial and stock price performance; continued listing of our stock; successful monetization of our product solutions; competitive risks; risks associated with key customer or strategic relationships and activities; disruptions in the global financial markets and supply chains; acquisition integration risks and legal & regulatory risks. More information about potential risk factors that could affect our business and financial results is included in MicroVision's latest annual report on Form 10-K for the year ended December 31, 2025, subsequent quarterly reports on Form 10-Q, and other reports and documents filed by MicroVision from time to time with the U. S. Securities and Exchange Commission ("SEC").

In addition to financial measures presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Adjusted Gross Profit. These non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures used by MicroVision may differ from the non-GAAP financial measures used by other companies.

Except as required by law, we assume no obligation to update any information in this presentation to reflect events or circumstances in the future, even if new information becomes available. Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organization other third-party sources and management estimates. Management's estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us that we believe to be reasonable. In addition, projections, assumptions and estimates of future industry and Company performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above and in our SEC filings. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by MicroVision.

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MicroVision


We have entered a new era for lidar
Emergence
2005-2015
Explosion
2016-2020
Consolidation
2021-2025
Lidar 2.0
2026+



Over the last 10 years, more than 50% of lidar companies have disappeared

2016-2020

40+
companies enter

2026

<20
companies remain

MicroVision: built to lead Lidar 2.0

A fundamental shift from technology to value

Lidar 1.0 proving technology	Lidar 2.0 proving value
Hardware-first	Open software as a differentiator
Best-in-class performance	Right performance for specific use cases
Expensive	Designed to cost
Volume drives down cost	Cost drives adoption
Flashy wins	Disciplined execution
Fragile revenue	Diversified revenue streams
Heavy burn	Fiscal discipline

MicroVision

Portfolio + software + execution:
This is how MicroVision unlocks value for customers

Right performance. Right price.

Economics drive adoption, not the other way around.

Right portfolio. Many applications.

Short, long, and ultra-long-range sensing that supports many verticals.

Open software as a lever

Software that lowers cost and expands capability.

Accelerating revenue

Converting existing commercial demand and customer relationships into revenue.

Credible execution

Automotive-grade DNA and a collaborative approach to partnering with customers.
Experienced leadership with a track record for meeting commitments, milestones, and deliveries.

Right portfolio. Right performance.

Leading Lidar 2.0 with the most comprehensive portfolio in the industry.

Sensors

The full suite of wavelength, scanning, and measurement technologies coupled with on-board processing

+

Software / AI

System-level value unlocked with our Open Software Framework and MicroVisions AI-enabled point cloud and perception.

Short range <50m	Long range 50-300m		*Ultra* long range 500-1,500m
			
Movia L, S and Air 905nm **flash-based sensors**	**Iris 1550 ToF** **2-D Scanning**	**Halo 1550 ToF** **2-D Scanning**	**Scantinel 1550 FMCW** **1-D Scanning**

Point Cloud	Perception	SDK and Data Management	Open S/W Framework
• AI-Enabled Point Cloud to simplify hardware complexity and reduce cost	• Full perception including localization, real time mapping and LCAS (Lidar Collision Avoidance)	• Full tool chain for development, visualization, data management and annotation	• Enables our customers to fully integrate the sensor sofware into the system software architecture - from point cloud to application layer

MicroVision®

Our portfolio unlocks new end markets

More revenue streams. More revenue resilience.



Industrial

- Ruggedized packaging for harsh environments
- Full perception and ADAS capability on board
- Highly cost efficient


LIVE 3D MAP

Security & Defense

- Compact and lightweight design for drones
- Real-time mapping
- Autonomous navigation


Pedestrian

Automotive

- Lower total system cost
- Compact, low power and ultra-wide field of view
- Customizable open software framework

Industrial

Industry-ready performance at dramatically lower cost

Durable

- Solid-state design with no moving parts - built to withstand demanding industrial environments.

Onboard software

- Integrated perception for turnkey lidar applications or a customizable open software framework.

Cost-efficient

- Software-driven solid-state lidar with low power consumption



Warehouse & logistics



Port & yard automation



Mining & construction



Agriculture & power

MicroVision companies have a history of engagement with industrial leaders

CATERPILLAR DAIMLER TRUCK SICK

CLAAS Gatik LIEBHERR

Security & Defense

Unlocking value through situational awareness, rapid centimeter-level scanning, obstacle detection, and terrain mapping.

Compact

- Small, lightweight design for seamless integration: ideal for drones and small, unmanned vehicles.

Real-time mapping

- Simultaneous mapping during flight or operation, even in GNSS-denied or unknown areas.

Autonomous navigation

- Enables drones and unmanned ground vehicles to navigate and operate independently.


3D Mapping


Real-time mapping


TRUCK
Navigation Environments


OBSTACLE
Live-Data Delivery

MicroVision companies have a history of engagement with leaders in Security & Defense

DEPARTMENT OF DEFENSE · UNITED STATES OF AMERICA

LAKE FUSION Technologies LFT

OWL AUTONOMOUS IMAGING

FORTERRA

Microsoft

Automotive

Enabling automaters to unlock value for their customers through new experiences and IP.

Cost efficiency

- Lower total system costs thanks to tailored application design and software-defined hardware.

Seamless integration

- Minimized footprint that expands placement options and protects OEM design intent.

Customizable open software framework

- End-to-end, customizable solutions - from raw point clouds to advanced ADAS features.



Safe highway driving



Urban driving



Low-speed autonomy



Satellite architecture

MicroVision companies have a history of engagement with automotive leaders

NISSAN Valeo polestar RIVIAN Volkswagen VOLVO

MicroVision®

$40B market growing 25% annually

Driven by perception-enabled autonomy across industries



$50
$40
$30
$20
$10
$0
3 years (2028)
5 years (2030)
10 years (2035)
Industrial
Security and defense
Automotive

Market data represent company estimates based on multiple sources

MicroVision

MicroVision Evolution & Acceleration

1996 Nasdaq
NASDAQ Listed

1998
U.S. Military Contract - Department of Defense

2007
First lidar developed

2010
Contract with Valeo

2014
Sony licenses 3rd gen display module
SONY

2016
Validation software launched with BMW & Audi

2018
Valeo SCALA SOP

2019
Microsoft contract HoloLens 2
Microsoft

2023
MicroVision acquires IBEO
ibeo automotive

2024
Expansion of MOVIA platform

2025
Strategic shift to multi-vertical lidar platform

New leadership team with automotive expertise

Adoption of design-to-cost and software-led architecture

2026
Acquisition of Luminar lidar assets

Acquisition of Scantinel FMCW Lidar-on-chip

LUMINAR

SCANTINEL™

Lidar 1.0 | Lidar 2.0

MicroVision®

Driving Capital Efficiency and Revenue Growth

Reduced cash usage by 14% to execute Lidar 2.0 strategy



$20
$15
$10
$5
$80
$70
$60
$50
$40
$30
$20
$10
Revenue (millions)
Cash used in operations + Capex (millions)
$10 - $15 million
2024
2025
2026 (guidance)

2026 targets


MicroVision

Accelerating revenue through new lidar programs in industrial, security, and defense verticals.	Revenue **$10–15M**	Cash used in operations, plus capex **$65–70M**	Gross margin **Positive**

A leadership team proven to deliver at scale



Glen DeVos
CEO

- 40+ years automotive leadership
- Former Aptiv CTO & President
- Led multi-billion dollar portfolios
- ADAS, autonomy, software platforms
- Proven scale & execution operator



Greg Scharenbroch
VP Engineering

- 30+ years automotive engineering
- Former Intel Automotive VP
- ADAS & autonomous platform leader
- Hardware + software systems expert
- Built global engineering teams



Fabio Laura
VP Product & Operations

- 25+ years automotive engineering
- Webasto VP R&D & programs
- Concept to production expert
- Scales complex hardware systems
- Drives operational execution rigor



Drew Markham
SVP People & GC

- 30+ years public company leadership
- M&A, governance, capital markets
- SEC, board, compliance expert
- Led transformation & scaling
- Aligns strategy, talent, execution



Steve Hrynewich
CFO (interim)

- 25+ years finance leadership with global automotive OEM's
- Corporate finance, operational finance, M&A
- Strategic business partner
- Drives financial decison making and business growth opportunities

MicroVision®